EXHIBIT 1
                                                                       ---------


               JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

                  The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

Dated as of February 12, 2002


                                   HWH CAPITAL PARTNERS, L.P.

                                   By:  HWH, L.P., its general partner

                                   By:  HWH Incorporated, its general partner


                                        By: /s/ Douglas D. Wheat
                                            -----------------------------------
                                            Name:   Douglas D. Wheat
                                            Title:  President


                                   HWH NIGHTINGALE PARTNERS, L.P.

                                   By:  HWH NIGHTINGALE, L.P.,
                                        its general partner

                                   By:  HWH NIGHTINGALE, L.L.C.,
                                        its general partner


                                        By: /s/ Douglas D. Wheat
                                            -----------------------------------
                                            Name:   Douglas D. Wheat
                                            Title:  Managing Member

                                   HWP NIGHTINGALE PARTNERS II, L.P.

                                   By:  HWP Nightingale II, L.P.,
                                        its general partner

                                   By:  HWP Nightingale II, LLC,
                                        its general partner


                                        By: /s/ Douglas D. Wheat
                                            -----------------------------------
                                            Name:   Douglas D. Wheat
                                            Title:  Managing Member


                                   HWP CAPITAL PARTNERS II, L.P.

                                   By:  HWP II, L.P., its general partner

                                   By:  HWP II, LLC, its general partner


                                        By: /s/ Douglas D. Wheat
                                            -----------------------------------
                                            Name:   Douglas D. Wheat
                                            Title:  Managing Member


                                   HWH, L.P.


                                   By:  HWH INCORPORATED, its general partner


                                        By: /s/ Douglas D. Wheat
                                            -----------------------------------
                                            Name:   Douglas D. Wheat
                                            Title:  President


                                   HWH NIGHTINGALE, L.P.

                                   By:  HWH Nightingale, L.L.C.,
                                        its general partner


                                        By: /s/ Douglas D. Wheat
                                            -----------------------------------
                                            Name:   Douglas D. Wheat
                                            Title:  Managing Member

                                   HWP NIGHTINGALE II, L.P.

                                   By:  HWP Nightingale II, LLC,
                                        its general partner


                                        By: /s/ Douglas D. Wheat
                                            -----------------------------------
                                            Name:   Douglas D. Wheat
                                            Title:  Managing Member


                                   HWP II, L.P.

                                   By:  HWP II, LLC, its general partner


                                        By: /s/ Douglas D. Wheat
                                            -----------------------------------
                                            Name:   Douglas D. Wheat
                                            Title:  Managing Member


                                   HWH INCORPORATED


                                        By: /s/ Douglas D. Wheat
                                            -----------------------------------
                                            Name:   Douglas D. Wheat
                                            Title:  President


                                   HWH NIGHTINGALE, L.L.C.


                                        By: /s/ Douglas D. Wheat
                                            -----------------------------------
                                            Name:   Douglas D. Wheat
                                            Title:  Managing Member


                                   HWP II, LLC


                                        By: /s/ Douglas D. Wheat
                                            -----------------------------------
                                            Name:   Douglas D. Wheat
                                            Title:  Managing Member


                                   HWP NIGHTINGALE II, LLC


                                        By: /s/ Douglas D. Wheat
                                            -----------------------------------
                                            Name:   Douglas D. Wheat
                                            Title:  Managing Member

                                        /s/ Robert B. Haas
                                        ---------------------------------------
                                                  Robert B. Haas